As filed with the Securities and Exchange Commission June 2, 2006
===============================================================================
                                                     Registration No. 333-87128

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1

                                    Form S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                            -----------------------

           New York                     Corning, New York                14831          16-0393470
(State or other jurisdiction of         (Address of principal          (Zip Code)       (I.R.S. Employer
incorporation or organization)          executive offices)                              Identification No.)


                   2002 WORLDWIDE EMPLOYEE SHARE PURCHASE PLAN
                           -------------------------

                                William D. Eggers
                    Senior Vice President and General Counsel
                              Corning Incorporated
                             Corning, New York 14831
                                 (607) 974-5656
            (Name, address and telephone number of agent for service)
                            ------------------------

                                EXPLANATORY NOTE

Pursuant to a Registration Statement on Form S-8 filed by Corning Incorporated ("Corning" or the "Company") with the Securities and Exchange Commission ("SEC") on April 29, 2002 (Registration No. 333-87128). Corning registered 30,000,000 shares of its common stock for issuance under the 2002 Worldwide Employee Share Purchase Plan (the "Plan"). At the Annual Meeting of Shareholders held on April 27, 2006, shareholders approved certain amendments to the Plan. The purpose of this Amendment is to amend the previously filed Form S-8 described above by filing the amendments to the Plan as approved by Corning's Shareholders. No additional shares are being registered.


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

The documents containing the information specified in Part I, Items 1 and 2, will be delivered to employees in accordance with Form S-8 and Rule 428 of the Securities Act of 1933, as amended (the "Securities Act").


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

     The following documents filed with the Securities and Exchange Commission (the "Commission") (File No. 1-3247) are incorporated herein by reference:

     1. The Annual Report on Form 10-K\A for the fiscal year ended December 31, 2005, filed on May 9, 2006, of Corning Incorporated ("Corning" or the "Company").

     2. The Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, filed on May 10, 2006.

     3. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2005, consisting of the Company's Current Reports on Form 8-K filed on February 6, 2006, February 7, 2006, April 25, 2006 (Item 402 and Item 701 (excluding 2Q 2006 guidance and outlook)), April 28, 2006, May 1, 2006 (Item 101,
          Item 502 and Item 503) and May 3, 2006, respectively.

     4. The Registration Statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities

         Not Applicable

Item 5.  Interests of Named Experts and Counsel

     The legality of the shares of common stock to be offered hereby has been passed upon by William D. Eggers, Senior Vice President and General Counsel of the Company. Mr. Eggers owns shares of Corning Common Stock and is eligible to participate in the 2002 Worldwide Employee Share Purchase Plan.

Item 6.  Indemnification of Directors and Officers

     Under the New York Business Corporation Law ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     The  foregoing  statement  is  qualified  in its  entirety by  reference to
Section 715, 717 and 721 through 725 of the NYBCL.

     Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

     The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities under the Securities Act, which might be incurred by them in such capacities.

Item 7.  Exemption From Registration Claimed

         Not Applicable

Item 8.  List of Exhibits

     4.1 Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3(i) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000).

     4.2 Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of New York on August 5, 2002 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K filed on August 7, 2002).

     4.3 Bylaws of the Company (incorporated by reference to Exhibit 3(ii)1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006).

     4.4 Amendment to Article III, Section 9 of Bylaws of Corning Incorporated effective as of February 5, 2003 (incorporated by reference to Exhibit 3(ii)2 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006).

     4.5 Amendment to Article III, Section 8, of Bylaws of Corning Incorporated effective as of April 27, 2006 (Incorporated by reference to Exhibit 3
          (ii) 3 of Corning's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2006).

     4.6 Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4 of the Company's Registration Statement on Form S-4 filed on June 17, 1992 (Registration Statement No. 33-48488)).

     4.7 Corning Incorporated 2002 Worldwide Employee Share Purchase Plan (incorporated by reference to Appendix I to the Company's 2006 Proxy Statement filed on March 8, 2006)

     5.1  Opinion of Counsel.*

     23.1 Consent of Counsel (included in Exhibit 5.1).*

     23.2 Consent of PricewaterhouseCoopers LLP.**

     24.1 Powers of Attorney.**

     *Previously filed as an Exhibit to the Company's Registration Statement on Form S-8, File No. 333-87128, dated as of April 29, 2002, and incorporated herein by reference.

     **Filed herewith

Item 9.  Undertakings

(a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 2nd day of June 2006.


                                       CORNING INCORPORATED (Registrant)


                                       By     /s/ WILLIAM D. EGGERS
                                       ---------------------------------
                                       William D. Eggers, Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on June 2, 2006 by the following persons in the capacities indicated:



Signature                    Capacity


/s/ Wendell P. Weeks
------------------------     President and Chief Executive Officer and Director
Wendell P. Weeks             (Principal Executive Officer)


/s/ James B. Flaws
------------------------     Chief Financial Officer
James B. Flaws               and Vice Chairman
                             (Principal Financial Officer)


/s/ Jane D. Poulin
------------------------     Chief Accounting Officer
Jane D. Poulin               (Principal Accounting Officer)


/s/ Katherine A. Asbeck
------------------------     Senior Vice President - Finance
Katherine A. Asbeck

            *
------------------------     Chairman of the Board
    (James R. Houghton)

            *                Director
------------------------
     (John Seely Brown)

            *                Director
------------------------
      (Gordon Gund)

            *                Director
------------------------
   (John M. Hennessy)

Signature                              Capacity
---------                              --------

            *                          Director
-------------------------
    (Jeremy R. Knowles)

            *                          Director
-------------------------
     (James J. O'Connor)

            *                          Director
-------------------------
     (Deborah D. Reiman)

            *                          Director
-------------------------
      (H. Onno Ruding)

            *                          Director
-------------------------
     (Eurgene C. Sit)

            *                          Director
-------------------------
  (William D. Smithburg)

            *                          Director
-------------------------
   (Hansel E. Tookes II)

            *                          Director
-------------------------
   (Peter F. Volanakis)

            *                          Director
-------------------------
   (Padmasree Warrior)


*By      /S/ WILLIAM D. EGGERS
--------------------------------
(William D. Eggers)
Attorney-in-fact

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 2nd day of June 2006.


                                               CORNING INCORPORATED 2002
                                               WORLDWIDE EMPLOYEE SHARE
                                               PURCHASE PLAN (Registrant)


                                               By /S/     DEBORAH G. LAUPER
                                              ---------------------------------
                                                      Deborah G. Lauper

                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

     4.1 Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3(i) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000)

     4.2 Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of New York on August 5, 2002 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K filed on August 7, 2002).

     4.3 Bylaws of the Company (incorporated by reference to Exhibit 3(ii)1 to the Company's Quarterly report on Form 10-Q for the quarter ended March 31, 2006)

     4.4 Amendment to Article III, Section 9 of Bylaws of Corning Incorporated effective as of February 5, 2003 (incorporated by reference to Exhibit 3(ii)2 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006)

     4.5 Amendment to Article III, Section 8, of Bylaws of Corning Incorporated effective as of April 27, 2006 (Incorporated by reference to Exhibit 3
          (ii) 3 of Corning's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2006).

     4.6 Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4 of the Company's Registration Statement on Form S-4 filed on June 17, 1992 (Registration Statement No. 33-48488)).

     4.7 Corning Incorporated 2002 Worldwide Employee Share Purchase Plan (incorporated by reference to Appendix I to the Company's 2006 Proxy Statement filed on March 8, 2006)

     5.1  Opinion of Counsel*

     23.1 Consent of Counsel (included in Exhibit 5.1)*

     23.2 Consent of PricewaterhouseCoopers LLP**

     24.1 Powers of Attorney**

*Previously filed as an Exhibit to the Company's Registration Statement on Form S-8, File No. 333- 87128, dated as of April 29, 2002, and incorporated herein by reference.

**Filed herewith


                                      11-8

EXHIBIT 23.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 24, 2006, except for Note 2 of the consolidated financial statements, Note 1 on the financial statement schedule, and the matter discussed in the penultimate paragraph of Management's Report on Internal Control Over Financial Reporting, as to which the date is May 9, 2006, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, of Corning Incorporated, which appears in Corning Incorporated's Annual Report on Form 10-K/A for the year ended December 31, 2005.

/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, New York
June 2, 2006

                                                                  EXHIBIT 24.1

                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                        /S/ JOHN SEELY BROWN
                                                        -----------------------
                                                        John Seely Brown

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                 /S/ GORDON GUND
                                                 ---------------------
                                                 Gordon Gund

                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                      /S/ JOHN M. HENNESSY
                                                      ---------------------
                                                      John M. Hennessy

                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                      /S/ JAMES R. HOUGHTON
                                                      ---------------------
                                                      James R. Houghton

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                      /S/ JAMES J. O'CONNOR
                                                      ---------------------
                                                      James J. O'Connor

                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                     /S/ JEREMY R. KNOWLES
                                                     ---------------------
                                                     Jeremy R. Knowles

                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                     /S/ DEBORAH D. RIEMAN
                                                     ---------------------
                                                     Deborah D. Rieman

                              CORNING INCORPORATED

                             --------------------------

                                POWER OF ATTORNEY

                             --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                      /S/ H. ONNO RUDING
                                                      ---------------------
                                                      H. Onno Ruding

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                       /S/ EUGENE C. SIT
                                                       ---------------------
                                                       Eugene C. Sit

                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                  /S/ WILLIAM D. SMITHBURG
                                                  --------------------------
                                                  William D. Smithburg

                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                  /S/ HANSEL E. TOOKES II
                                                  -------------------------
                                                  Hansel E. Tookes II

                              CORNING INCORPORATED

                            --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                 /S/ PETER F. VOLANAKIS
                                                 -------------------------
                                                 Peter F. Volanakis

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                            --------------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2005, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st of February, 2006.




                                                  /S/ PADMASREE WARRIOR
                                                  ---------------------
                                                  Padmasree Warrior